EXHIBIT 99.906 CERT

BMC Fund, Inc.

Form N-CSR

Exhibit 19(b)

Section 906 Certification

I, Danny A. Gilbert, Principal Financial Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: January 21, 2025

/s/ Danny A. Gilbert
Vice Principal Financial Officer

BMC Fund, Inc.

Form N-CSR

Exhibit 19(b)

Section 906 Certification

I, M. Hunt Broyhill, Principal Executive Officer of BMC Fund, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of BMC Fund, Inc. for the period ended October 31, 2024 fairly presents, in all material respects, the financial condition and results of operations of BMC Fund, Inc.

Date: January 21, 2025

/s/ M. Hunt Broyhill
Principal Executive Officer